================================================================================

                         PROGRESSIVE RETURN FUND, INC.














                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

================================================================================

CONTENTS

Letter to Shareholders ....................................................    1
Portfolio Summary .........................................................    3
Schedule of Investments ...................................................    4
Statement of Assets and Liabilities .......................................    8
Statement of Operations ...................................................    9
Statement of Changes in Net Assets ........................................   10
Financial Highlights ......................................................   11
Notes to Financial Statements .............................................   12
Results of Annual Meeting of Stockholders .................................   16
Description of Dividend Reinvestment & Cash Purchase Plan .................   17
Summary of General Information ............................................   19
Shareholder Information ...................................................   19
Privacy Policy Notice .....................................................   20










================================================================================

LETTER TO SHAREHOLDERS



                                                                   July 26, 2002

Dear Fellow Shareholder:

Our semi-annual report for Progressive Return Fund, Inc. (the "Fund"), covering the six months ended June 30, 2002 follows. At the end of the period, the Fund's net assets were $28.5 million and the Net Asset Value ("NAV") per share was $24.80. The share price on the New York Stock Exchange closed at $23.40, representing a discount to NAV of 5.65%. The Fund's total return investment approach added several fixed-income positions to the broadly diversified equity holdings in the portfolio.

ECONOMIC AND MARKET SUMMARY

The first half of 2002 was marked by a continued retreat from the highs of 2000. Stocks finished flat for the first quarter, only to resume the decline through the second quarter and retest the lows set in the near panic selling immediately following the September 11th tragedy. With concerns surrounding the war on terrorism, earnings disappointments, loss of stock analyst credibility, and reports of corporate malfeasance, investors' increasing pessimism was reflected in the market slide.

Not surprisingly, global investors reacted by shifting their emphasis away from the falling U.S. market. The U.S. dollar also staged a substantial retreat against the euro and the yen. In dollar terms, this strengthened the generally flat performance of equities in Japan and dampened the broad market declines in Europe. The relative benefit for these markets may be short-lived, however, as the export components of these same economies face more competitive U.S. suppliers at home and abroad.

Short-term interest rates remained steady throughout the period as the Federal Reserve held their benchmark rate at a low 1.75%, in contrast to the multiple rate cuts in 2001. Weak expectations for bonds were overcome by the negative sentiment in the equity markets that drove many to seek safer investments.

PORTFOLIO PERFORMANCE

For the first half of 2002, the Fund posted a (13.31)% total return on NAV as compared with the S&P 500 Index return of (13.15)%.

While there was some variation among sectors, stocks finished the first quarter essentially flat. They maintained some balance as the positives in energy, consumer staples and materials offset declines in technology and telecommunications.

During the second quarter, however, most sectors bowed to overwhelming market pressures. Energy and materials finished the half holding slight gains for the year, but technology and telecommunications suffered additional declines of more than 20% for the quarter. This left them with substantial negatives for the period as scandal complicated a difficult quarter for business.

OUTLOOK

Cautious optimism describes our view for the remainder of the year. The economy shows signs of a modest recovery even as terrorism concerns continue and consumer confidence remains weak. Retail sales have increased. Earnings comparisons are beginning to look better. Encouraging data for manufacturers shows that the sharp declines in the rate of capital spending for 2001 are turning favorably for 2002. Letter to Shareholders (concluded)



================================================================================

LETTER TO SHAREHOLDERS (concluded)

U.S. exporters look forward to opportunities for growth as the falling dollar makes their products increasingly competitive. Low mortgage rates have helped keep the U.S. housing market strong and personal income growth compares favorably to the rate of inflation.

Our economy is still strong and growing, despite the interruption of a mild recession. The Federal Reserve (the "Fed") and others in the government aim to keep the fragile recovery going until the economy can stand on its own. Time has proven that betting against the Fed is unprofitable.

Market uncertainty creates investment opportunity as thankfully few of the most-feared scenarios actually occur. In the short-term, larger companies often benefit most from a falling dollar as their competitive positions improve. They also benefit as safety concerns lead investors to the relative stability of size. We expect large-cap U.S. stocks, which have been under pressure since 2000, to provide attractive returns on a risk/reward basis over the longer-term.

SEEKING TO PRODUCE VALUE

We are working to provide value to our shareholders. Recently, additional steps have been taken to benefit the owners of our Fund.

On June 25, 2002, the Board approved a monthly distribution policy with a fixed payout. These distributions allow shareholders to receive substantial portions of their investment in cash or to continue their holdings in the Fund's stock by reinvesting in new shares. This policy gives flexibility to our owners and we believe that it will have a continuing positive influence on the level of the Fund's discount to NAV.

Over the past year, diligent attention to Fund expenses has reduced them substantially. In addition, Cornerstone Advisors, Inc., the Fund's investment manager, has voluntarily agreed to waive a substantial portion of its management fees to the extent that monthly operating expenses exceed 0.10%. This effort demonstrates how seriously the investment manager views keeping expenses under control and will result in a lower expense ratio than would otherwise be the case. In pursuing the goal of lowering costs, the Board is also studying the possibility of merger among other closed-end funds affiliated with the investment manager to further reduce expenses. We believe that these steps will help control the discount and lead to our Fund having one of the lowest expense ratios among comparable closed-end funds.

The Fund's Board of Directors, its officers, and its investment manager are mindful of the trust that the Fund's shareholders have placed in us. We know you have a choice, we appreciate your support, and we look forward to continuing our service to you in the future.

Sincerely,




/s/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
Chairman



================================================================================

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN SECTORS

                                                                 Percent of
        Sector                                                   Net Assets
--------------------------------------------------------------------------------
1      Financials                                                    15.7
--------------------------------------------------------------------------------
2      Healthcare                                                    13.3
--------------------------------------------------------------------------------
3      Consumer Discretionary                                        13.3
--------------------------------------------------------------------------------
4      Information Technology                                        12.2
--------------------------------------------------------------------------------
5      Industrials                                                   10.6
--------------------------------------------------------------------------------
6      Consumer Staples                                               8.5
--------------------------------------------------------------------------------
7      Energy                                                         7.5
--------------------------------------------------------------------------------
8      U.S. Government Obligations                                    5.1
--------------------------------------------------------------------------------
9      Telecommunication Services                                     4.2
--------------------------------------------------------------------------------
10     Materials                                                      3.0
--------------------------------------------------------------------------------


TOP TEN HOLDINGS, BY ISSUER

                                                                  Percent of
        Holding                                  Sector            Net Assets
--------------------------------------------------------------------------------
1.  U.S. Treasury Notes                 U.S. Government Obligations    5.1
--------------------------------------------------------------------------------
2.  Microsoft Corp.                        Information Technology      3.3
--------------------------------------------------------------------------------
3.  General Electric Co.                         Industrials           2.9
--------------------------------------------------------------------------------
4.  Exxon Mobil Corp.                               Energy             2.8
--------------------------------------------------------------------------------
5.  John Hancock Bank & Thrift
          Opportunity Fund                Closed-End Domestic Funds    2.8
--------------------------------------------------------------------------------
6.  Wal-Mart Stores, Inc.                   Consumer Discretionary     2.6
--------------------------------------------------------------------------------
7.  Citigroup Inc.                                 Financials          2.2
--------------------------------------------------------------------------------
8.  Merck & Co., Inc.                              Healthcare          1.9
--------------------------------------------------------------------------------
9.  Pfizer Inc.                                    Healthcare          1.9
--------------------------------------------------------------------------------
10. Johnson & Johnson                              Healthcare          1.8
--------------------------------------------------------------------------------




================================================================================


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                           No. of        Value
Description                                                Shares       (Note A)
--------------------------------------------------------------------------------
EQUITY SECURITIES - 93.98%
CLOSED-END DOMESTIC FUNDS - 2.77%
John Hancock Bank & Thrift Opportunity Fund ......         92,600     $  788,026
                                                                      ----------
CONSUMER DISCRETIONARY - 13.34%
AOL Time Warner Inc.+ ............................         14,250        209,618
Bed, Bath & Beyond Inc.+ .........................          1,300         49,062
Best Buy Co., Inc.+ ..............................          1,250         45,375
Carnival Corp. ...................................          2,700         74,763
Circuit City Stores-Circuit City Group ...........          1,000         18,750
Clear Channel Communications, Inc.+ ..............          2,700         86,454
Comcast Corp., Special Class A+ ..................          4,100         96,063
Delphi Corp. .....................................          2,600         34,320
Dollar General Corp. .............................          1,500         28,545
Eastman Kodak Co. ................................          1,400         40,838
Federated Department Stores, Inc.+ ...............          1,000         39,700
Ford Motor Co. ...................................          5,800         92,800
Gannett Co., Inc. ................................          1,200         91,080
General Motors Corp. .............................          2,600        138,970
Harley-Davidson, Inc. ............................          1,400         71,778
Hilton Hotels Corp. ..............................          1,700         23,630
Home Depot, Inc. (The) ...........................          7,500        275,475
J.C. Penney Co., Inc. ............................          1,300         28,626
Johnson Controls, Inc. ...........................          1,000         81,610
Limited Brands ...................................          2,500         53,250
Lowe's Companies, Inc. ...........................          2,600        118,040
Marriott International, Inc., Class A ............          1,100         41,855
Mattel, Inc. .....................................          2,500         52,525
May Department Stores Co. (The) ..................          1,400         46,102
McDonald's Corp. .................................          4,000        113,800
Newell Rubbermaid Inc. ...........................          1,300         45,578
Nike, Inc., Class B ..............................          1,300         69,745
Office Depot, Inc.+ ..............................          1,400         23,520
Omnicom Group Inc. ...............................          1,600         73,280



                                                           No. of        Value
Description                                                Shares       (Note A)
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY (CONTINUED)
Sears, Roebuck & Co. .............................          1,600     $   86,880
Staples, Inc.+ ...................................          2,500         49,250
Starbucks Corp.+ .................................          1,700         42,245
Target Corp. .....................................          4,100        152,274
TJX Companies, Inc. ..............................          2,600         50,986
Toys "R" Us, Inc.+ ...............................          1,000         17,470
Tribune Co. ......................................          1,400         60,900
Viacom Inc., non-voting Class B+ .................          6,900        306,153
Wal-Mart Stores, Inc. ............................         13,500        742,635
Walt Disney Co. (The) ............................          6,500        122,850
                                                                      ----------
                                                                       3,796,795
                                                                      ----------
CONSUMER STAPLES - 8.47%
Anheuser-Busch Companies, Inc. ...................          1,600         80,000
Archer-Daniels-Midland Co. .......................          3,045         38,946
Avon Products, Inc. ..............................          1,200         62,688
Campbell Soup Co. ................................          2,000         55,320
Clorox Co. (The) .................................          1,100         45,485
Coca-Cola Co. (The) ..............................          8,800        492,800
Coca-Cola Enterprises Inc. .......................          2,500         55,200
Colgate-Palmolive Co. ............................          2,600        130,130
ConAgra Foods, Inc. ..............................          2,500         69,125
General Mills, Inc. ..............................          1,300         57,304
Gillette Co. (The) ...............................          3,000        101,610
H.J. Heinz Co. ...................................          1,600         65,760
J.M. Smucker Co. (The) ...........................             70          2,389
Kellogg Co. ......................................          1,900         68,134
Kimberly-Clark Corp. .............................          2,500        155,000
Kroger Co. (The)+ ................................          1,300         25,870
Philip Morris Companies Inc. .....................          6,900        301,392
Safeway Inc.+ ....................................          2,500         72,975
Sara Lee Corp. ...................................          3,800         78,432
Sysco Corp. ......................................          3,100         84,382
Unilever NV, NY Shares ...........................          2,000        129,600
Walgreen Co. .....................................          4,600        177,698
Wm. Wrigley Jr. Co. ..............................          1,100         60,885
                                                                      ----------
                                                                       2,411,125
                                                                      ----------



================================================================================
See accompanying notes to financial statements.
4




--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
                                                           No. of        Value
Description                                                Shares       (Note A)
--------------------------------------------------------------------------------

ENERGY - 7.49%
Andarko Petroleum Corp. ..........................          1,200     $   59,160
Baker Hughes Inc. ................................          1,100         36,619
Burlington Resources Inc. ........................          1,000         38,000
ChevronTexaco Corp. ..............................          4,325        382,762
Conoco Inc. ......................................          2,800         77,840
El Paso Corp. ....................................          2,500         51,525
Exxon Mobil Corp. ................................         19,800        810,216
Marathon Oil Corp. ...............................          1,500         40,680
Occidental Petroleum Corp. .......................          1,700         50,983
Phillips Petroleum Co. ...........................          1,200         70,656
Royal Dutch Petroleum Co., NY Shares .............          6,300        348,201
Schlumberger Ltd. ................................          2,600        120,900
Unocal Corp. .....................................          1,200         44,328
                                                                      ----------
                                                                       2,131,870
                                                                      ----------
FINANCIALS - 15.66%
AFLAC Inc. .......................................          2,600         83,200
Allstate Corp. (The) .............................          3,300        122,034
American Express Co. .............................          4,100        148,912
American International Group, Inc. ...............          5,989        408,629
AmSouth Bancorp ..................................          1,800         40,284
Aon Corp. ........................................          1,200         35,376
Bank of New York Co., Inc. (The) .................          3,400        114,750
Bank One Corp. ...................................          2,800        107,744
Charles Schwab Corp. (The) .......................          3,500         39,200
Charter One Financial, Inc. ......................          1,050         36,099
Citigroup Inc. ...................................         16,500        639,375
Fannie Mae .......................................          1,500        110,625
Fifth Third Bancorp ..............................          2,500        166,625
FleetBoston Financial Corp. ......................          4,100        132,635
Franklin Resources, Inc. .........................          1,200         51,168
Freddie Mac ......................................          3,100        189,720
H&R Block Inc. ...................................          1,000         46,150
Hartford Financial Services Group, Inc. (The) ....          1,000         59,470
Household International, Inc. ....................          2,500        124,250
Huntington Bancshares Inc. .......................          1,200         23,304
J.P. Morgan Chase & Co. ..........................          6,200        210,304
Lehman Brothers Holdings Inc. ....................          1,100         68,772
Marsh & McLennan Companies, Inc. .................          1,300        125,580



                                                           No. of        Value
Description                                                Shares       (Note A)
--------------------------------------------------------------------------------

FINANCIALS (CONTINUED)
MBNA Corp. .......................................          1,400     $   46,298
Mellon Financial Corp. ...........................          2,500         78,575
Merrill Lynch & Co., Inc. ........................          3,700        149,850
MetLife, Inc. ....................................          3,500        100,800
Morgan Stanley ...................................          2,500        107,700
Northern Trust Corp. .............................          1,000         44,060
Regions Financial Corp. ..........................          1,000         35,150
St. Paul Companies, Inc. (The) ...................          1,000         38,920
Synovus Financial Corp. ..........................          1,300         35,776
UnumProvident Corp. ..............................          1,100         27,995
U.S. Bancorp .....................................          6,201        144,793
Wachovia Corp. ...................................          4,000        152,720
Washington Mutual, Inc. ..........................          3,750        139,163
Wells Fargo & Co. ................................          5,400        270,324
                                                                      ----------
                                                                       4,456,330
                                                                      ----------
HEALTHCARE - 13.34%
Abbott Laboratories ..............................          5,000        188,250
Allergan, Inc. ...................................          1,000         66,750
Amgen Inc.+ ......................................          3,300        138,204
Baxter International Inc. ........................          2,800        124,432
Becton, Dickinson & Co. ..........................          1,200         41,340
Boston Scientific Corp.+ .........................          2,500         73,300
Bristol-Myers Squibb Co. .........................          6,400        164,480
Cardinal Health, Inc. ............................          1,950        119,750
Eli Lilly & Co. ..................................          2,800        157,920
Genzyme Corp.+ ...................................          2,500         48,100
Guidant Corp.+ ...................................          1,400         42,322
HCA Inc. .........................................          2,500        118,750
Healthsouth Corp.+ ...............................          1,800         23,022
Johnson & Johnson ................................          9,778        510,998
McKesson Corp. ...................................          1,300         42,510
MedImmune, Inc.+ .................................          1,000         26,400
Medtronic, Inc. ..................................          3,000        128,550
Merck & Co. Inc. .................................         10,500        531,720
Pfizer Inc. ......................................         15,100        528,500
Pharmacia Corp. ..................................          3,400        127,330
Schering-Plough Corp. ............................          4,200        103,320
Tenet Healthcare Corp.+ ..........................          1,500        107,325
UnitedHealth Group Inc. ..........................          1,500        137,325
Wyeth ............................................          4,200        215,040
Zimmer Holdings, Inc.+ ...........................            890         31,737
                                                                      ----------
                                                                       3,797,375
                                                                      ----------

================================================================================
                                 See accompanying notes to financial statements.
                                                                               5




--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
                                                           No. of        Value
Description                                                Shares       (Note A)
--------------------------------------------------------------------------------

INDUSTRIALS - 10.57%
3M Co. ...........................................          1,900     $  233,700
Automatic Data Processing, Inc. ..................          2,900        126,295
Burlington Northern Santa Fe Corp. ...............          1,900         57,000
Caterpillar Inc. .................................          1,600         78,320
Cendant Corp.+ ...................................          3,300         52,404
Concord EFS, Inc.+ ...............................          2,500         75,350
CSX Corp. ........................................          1,000         34,810
Deere & Co. ......................................          1,100         52,690
Emerson Electric Co. .............................          2,000        107,020
FedEx Corp. ......................................          1,300         69,420
First Data Corp. .................................          3,800        143,108
General Dynamics Corp. ...........................            600         63,810
General Electric Co. .............................         28,700        833,735
Honeywell International Inc. .....................          3,600        126,828
Illinois Tool Works Inc. .........................          1,400         96,488
Imagistics International Inc.+ ...................             88          1,889
IMS Health Inc. ..................................          1,400         25,130
Ingersoll-Rand Co., Class A ......................          1,000         45,660
Masco Corp. ......................................          2,500         67,775
Norfolk Southern Corp. ...........................          1,800         42,084
Paychex, Inc. ....................................          1,700         53,193
Pitney Bowes Inc. ................................          1,100         43,692
Raytheon Co. .....................................          1,600         65,200
Southwest Airlines Co. ...........................          3,750         60,600
Tyco International Ltd. ..........................          6,397         86,423
Union Pacific Corp. ..............................          1,100         69,608
United Technologies Corp. ........................          2,500        169,750
Vivendi Universal SA, ADR ........................          2,500         53,750
Waste Management, Inc. ...........................          2,800         72,940
                                                                      ----------
                                                                       3,008,672
                                                                      ----------
INFORMATION TECHNOLOGY - 12.25%
Adobe Systems Inc. ...............................          1,100         31,350
Agere Systems Inc., Class B + ....................          3,069          4,604
Altera Corp.+ ....................................          1,900         25,840
Analog Devices, Inc.+ ............................          1,700         50,490
Apple Computer, Inc.+ ............................          1,500         26,580
Applied Materials, Inc.+ .........................          7,400        140,748
Cisco Systems, Inc.+ .............................         23,500        327,825
Computer Associates International, Inc. ..........          2,700         42,903



                                                           No. of        Value
Description                                                Shares       (Note A)
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)
Compuware Corp.+ .................................          1,700     $   10,319
Conexant Systems, Inc.+ ..........................          1,100          1,782
Electronic Data Systems Corp. ....................          2,500         92,875
Hewlett-Packard Co. ..............................          8,100        123,768
Intel Corp. ......................................         21,600        394,632
International Business Machines Corp. ............          5,500        396,000
Intuit Inc.+ .....................................          2,000         99,440
Linear Technology Corp. ..........................          1,500         47,145
LSI Logic Corp.+ .................................          1,500         13,125
Lucent Technologies Inc.+ ........................         11,600         19,256
Maxim Integrated Products, Inc.+ .................          1,300         49,829
Micron Technology, Inc.+ .........................          2,600         52,572
Microsoft Corp.+ .................................         17,300        936,276
Motorola, Inc. ...................................          7,100        102,382
NVIDIA Corp.+ ....................................          1,000         17,180
Oracle Corp.+ ....................................         17,800        168,566
PerkinElmer, Inc. ................................          1,000         11,050
QUALCOMM Inc.+ ...................................          1,500         41,235
Sanmina-SCI Corp.+ ...............................          3,000         18,930
Skyworks Solutions, Inc.+ ........................            386          2,143
Solectron Corp.+ .................................          3,700         22,755
Sun Microsystems, Inc.+ ..........................         10,000         50,100
Texas Instruments Inc. ...........................          5,400        127,980
Yahoo! Inc.+ .....................................          2,500         36,900
                                                                       3,486,580
MATERIALS - 2.96%
Air Products & Chemicals, Inc. ...................          1,100         55,517
Alcan Inc. .......................................          1,500         56,280
Alcoa Inc. .......................................          4,200        139,230
Barrick Gold Corp. ...............................          2,589         49,165
Dow Chemical Co. (The) ...........................          4,100        140,958
E.I. du Pont de Nemours & Co. ....................          3,300        146,520
Georgia-Pacific Corp. ............................          1,000         24,580
International Paper Co. ..........................          2,500        108,950
Placer Dome Inc. .................................          1,500         16,815
Rohm & Haas Co. ..................................          1,000         40,490
Weyerhaeuser Co. .................................          1,000         63,850
                                                                      ----------
                                                                         842,355
                                                                      ----------


================================================================================
See accompanying notes to financial statements.
6




--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
                                                           No. of        Value
Description                                                Shares       (Note A)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 4.21%
Alcatel SA, ADR ..................................          8,400     $   59,724
ALLTEL Corp. .....................................          1,500         70,500
AT&T Corp. .......................................         11,300        120,910
AT&T Wireless Services Inc.+ .....................          5,534         32,374
BellSouth Corp. ..................................          6,000        189,000
SBC Communications Inc. ..........................         10,700        326,350
Sprint Corp. (FON Group) .........................          4,000         42,440
Sprint Corp. (PCS Group)+ ........................          1,800          8,046
Verizon Communications Inc. ......................          8,700        349,305
                                                                      ----------
                                                                       1,198,649
                                                                      ----------
UTILITIES - 2.92%
American Electric
Power Co., Inc. ..................................          1,500         60,030
Consolidated Edison, Inc. ........................          1,000         41,750
Dominion Resources, Inc. .........................          1,100         72,578
Duke Energy Corp. ................................          2,500         77,750
Edison International+ ............................          1,500         25,500
Entergy Corp. ....................................          1,100         46,684
Exelon Corp. .....................................          1,500         78,450
FirstEnergy Corp. ................................          1,100         36,718
Mirant Corp.+ ....................................          1,232          8,994
NiSource Inc. ....................................          1,000         21,830
PG&E Corp.+ ......................................          1,800         32,202
Progress Energy, Inc. ............................          1,000         52,010
Public Service Enterprises Group Inc. ............          1,000         43,300
Reliant Energy, Inc. .............................          1,400         23,660
Sempra Energy ....................................          1,000         22,130
Southern Co. (The) ...............................          3,100         84,940
TXU Corp. ........................................          1,200         61,680
Williams Companies, Inc. (The) ...................          2,500         14,975
Xcel Energy, Inc. ................................          1,600         26,832
                                                                      ----------
                                                                         832,013
                                                                      ----------
TOTAL EQUITY SECURITIES
     (cost - $32,698,482) ........................                    26,749,790
                                                                      ----------



                                                        Principal        Value
Description                                               Amount        (Note A)
--------------------------------------------------------------------------------

FIXED INCOME SECURITIES - 5.05%
     U.S. GOVERNMENT OBLIGATIONS - 5.05%
          U.S. TREASURY NOTES - 5.05%
3.00%, 01/31/04 ..................................        $500        $  503,260
4.75%, 02/15/04 ..................................         500           517,244
5.25%, 05/15/04 ..................................         400           418,074
                                                                      ----------
TOTAL FIXED INCOME SECURITIES
     (cost - $1,439,859)                                               1,438,578
                                                                      ----------
SHORT-TERM INVESTMENT -1.01%
     REPURCHASE AGREEMENT - 1.01%
Bear, Stearns & Co. Inc.
     (Agreement dated 06/28/02 to
     be repurchased at $287,616),
     1.92%, 07/01/02
     (cost - $287,570) (Note F)                            288          287,570
                                                                     ----------
TOTAL INVESTMENTS - 100.04%
     (cost - $34,425,911)
     (Notes A,C) .................................                   28,475,938
                                                                     ----------
LIABILITIES IN EXCESS OF CASH
& other assets - (0.04)% .........................                      (10,942)
                                                                     ----------

NET ASSETS - 100.00% .............................                  $28,464,996
                                                                    ===========


---------
+ Non-income producing security.
ADR American Depositary Receipts.





================================================================================
                                 See accompanying notes to financial statements.
                                                                               7


--------------------------------------------------------------------------------
Progressive Return Fund, Inc.
Statement of Assets and Liabilities - June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

ASSETS

Investments, at value (Cost $34,425,911) (Note A) ............     $ 28,475,938
Cash collateral received for securities loaned (Note E) ......          167,478
Receivables:
        Dividends ............................................           35,183
        Interest .............................................           18,624
Prepaid expenses .............................................           17,395
                                                                   ------------
Total Assets .................................................       28,714,618
                                                                   ------------
LIABILITIES

Payables:
        Upon return of securities loaned (Note E) ............          167,478
        Investment management fees (Note B) ..................           24,230
        Other accrued expenses ...............................           57,914
                                                                   ------------
Total Liabilities ............................................          249,622
                                                                   ------------
NET ASSETS (applicable to 1,147,786 shares of
     common stock outstanding) ...............................     $ 28,464,996
                                                                   ============

NET ASSET VALUE PER SHARE ($28,464,996 ./. 1,147,786) ........     $      24.80
                                                                   ============

NET ASSETS CONSISTS OF
Capital stock, $0.004 par value; 1,147,786
     shares outstanding (100,000,000
     shares authorized) ......................................     $      4,591
Paid-in capital ..............................................       62,788,936
Distributions in excess of net investment income .............      (15,149,979)
Accumulated net realized loss on investments .................      (13,228,579)
Net unrealized depreciation in value of investments ..........       (5,949,973)
                                                                   ------------
Net assets applicable to shares outstanding ..................     $ 28,464,996
                                                                   ============


================================================================================
See accompanying notes to financial statements.



--------------------------------------------------------------------------------
Progressive Return Fund, Inc. Statement of Operations -
for the Six Months Ended June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT LOSS

Income (Note A):
        Dividends ............................................      $   255,396
        Interest .............................................            6,045
        Less: Foreign taxes withheld .........................           (1,254)
                                                                    -----------
        Total Investment Income ..............................          260,187
                                                                    -----------

Expenses:
        Investment management fees (Note B) ..................          175,390
        Audit and legal fees (Note B) ........................           52,809
        Directors' fees ......................................           31,891
        Administration fees ..................................           24,795
        Printing .............................................           18,348
        Accounting fees ......................................           15,048
        Transfer agent fees ..................................           14,760
        NYSE listing fees ....................................           13,986
        Custodian fees .......................................            5,439
        Insurance ............................................            4,240
        Other ................................................            8,944
                                                                    -----------
        Total Expenses .......................................          365,650
        Less:  Fees paid indirectly (Note B) .................          (18,365)
                                                                    -----------
                Net Expenses .................................          347,285
                                                                    -----------
        Net Investment Loss ..................................          (87,098)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized loss from investments ...........................       (1,057,403)
Net change in unrealized depreciation
     in value of investments .................................       (4,030,577)
                                                                    -----------
Net realized and unrealized loss on investments ..............       (5,087,980)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      $(5,175,078)
                                                                    ===========


================================================================================
                                 See accompanying notes to financial statements.
                                                                               9


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            For the
                                                          Six Months       For the
                                                             Ended        Year Ended
                                                         June 30, 2002    December 31,
                                                           (unaudited)        2001
                                                         -------------    ------------

DECREASE IN NET ASSETS
Operations:
        Net investment income/(loss) ..................   $    (87,098)   $      7,386
        Net realized loss on investments ..............     (1,057,403)     (4,384,728)
        Net change in unrealized appreciation/
          (depreciation) in value of investments ......     (4,030,577)     (2,439,912)
                                                          ------------    ------------


                Net decrease in net assets resulting
                    from operations ...................     (5,175,078)     (6,817,254)
                                                          ------------    ------------

Distributions to shareholders (Note A):
        In excess of net investment income ............    (10,841,751)     (4,228,516)
                                                          ------------    ------------

Capital stock transactions* (Note D):
        Proceeds from 51,575 shares issued from
          treasury in reinvestment of distributions ...      1,963,915            --
        Proceeds from 39,718 shares newly issued in
          reinvestment of distributions ...............        688,343            --
        Cash paid in-lieu of an aggregate of 36
          fractional shares ...........................         (1,000)           --
        Cost of 600 and 50,975 shares repurchased,
          respectively ................................        (16,875)     (1,947,040)
                                                          ------------    ------------

        Net increase/(decrease) in net assets resulting
        from capital stock transactions ...............      2,634,383      (1,947,040)
                                                          ------------    ------------

        Total decrease in net assets ..................    (13,382,446)    (12,992,810)
                                                          ------------    ------------
NET ASSETS
Beginning of period ...................................     41,847,442      54,840,252
                                                          ------------    ------------

End of period .........................................   $ 28,464,996    $ 41,847,442
                                                          ============    ============

---------------------------------------------------------------------------------------

     * Shares are adjusted for the one-for-four reverse stock split that was effective May 6, 2002.




================================================================================
See accompanying notes to financial statements.


--------------------------------------------------------------------------------
Progressive Return Fund, Inc.
Financial Highlights ss
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                    For the
                                                   Six Months
                                                     Ended
                                                June 30, 2002                  For the Years Ended December 31,
                                                                 ---------------------------------------------------------------
                                                   (unaudited)       2001               2000           1999            1998
                                                   -----------       ----               ----           ----            ----

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of period .......   $    39.60        $   49.48        $   61.84       $    73.24       $    77.80

Net investment income/(loss) ...............        (0.08)#          - #*             (0.04)#           0.36#            0.48
Net realized and unrealized gain/(loss)
        on investments and foreign currency
        related transactions ...............        (4.52)           (6.20)          (12.68)           17.80            24.48

Net increase/(decrease) in net assets
        resulting from operations ..........        (4.60)           (6.20)          (12.72)           18.28            24.68

Dividends and distributions to shareholders:
        Net investment income ..............      --                 --                --*             (0.32)           (0.28)
        Net realized gain on investments
                and foreign currency related
                transactions ...............                         --               --               (1.04)           (8.32)
        In excess of net investment income .       (10.00)           (4.00)           --               --             --

Total dividends and distributions
        to shareholders ....................       (10.00)           (4.00)           (1.04)           (8.64)          (22.76)

Capital stock transactions:
        Anti-dilutive effect due to capital
                stock repurchased ..........           --*            0.32             1.40             0.48          --
        Dilutive effect due to shares issued
                in reinvestment of dividends        (0.20)           --               --               --               (0.08)

Total capital stock transactions ...........        (0.20)            0.32             1.40             0.48            (0.08)

Net asset value, end of period .............   $    24.80        $   39.60     $      49.48       $    61.84       $    73.24

Market value, end of period ................   $    23.400       $   35.800    $      38.000      $    52.252      $    62.500

Total investment return (a) ................        (9.53)%           4.04%          (27.27)%          (1.84)%          32.56%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ....   $   28,465        $  41,847        $  54,840       $   78,609       $   98,084
Ratio of expenses to average net assets,
        net of fee waivers, if any .........         1.98%(b)(d)      1.63%(b)         2.46%            2.10%            1.50%
Ratio of expenses to average net assets,
        excluding fee waivers, if any ......         2.09%(c)(d)      1.73%(c)         2.65%            2.28%            1.66%
Ratio of expenses to average net assets,
        net of fee waivers but excluding
        fees paid indirectly, if any .......         2.09%(d)         1.72%            --               --            --
Ratio of net investment income/(loss)
        to average net assets ..............        (0.50)%(d)        0.02%           (0.06)%           0.59%            0.51%
Portfolio turnover rate ....................         6.35%           36.17%           38.13%           39.60%           48.52%





                                                    1997              1996            1995           1994        1993         1992
                                                    ----              ----            ----           ----        ----         ----


Net asset value, beginning of period .......    $   69.72        $   53.16       $    57.32     $   50.08    $  35.60     $   43.08

Net investment income/(loss) ...............         0.20             0.44             0.68          0.24        0.28          0.44
Net realized and unrealized gain/(loss)
        on investments and foreign currency
        related transactions ...............        24.48            16.44            (4.12)         7.24       14.20         (7.68)

Net increase/(decrease) in net assets
        resulting from operations ..........        24.68            16.88            (3.44)         7.48       14.48         (7.24)

Dividends and distributions to shareholders:
        Net investment income ..............        (0.04)           (0.32)           (0.60)       (0.24)        --           (0.24)
        Net realized gain on investments
                and foreign currency related
                transactions ...............       (16.52)             --             (0.12)        --           --              --
        In excess of net investment income .          --               --              --           --           --              --

Total dividends and distributions
        to shareholders ....................       (16.56)           (0.32)           (0.72)       (0.24)        --           (0.24)

Capital stock transactions:
        Anti-dilutive effect due to capital
                stock repurchased ..........         --               --              --            --           --              --
        Dilutive effect due to shares issued
                in reinvestment of dividends        (0.04)           --              --             --           --              --

Total capital stock transactions ...........        (0.04)           --              --             --           --              --

Net asset value, end of period .............    $   77.80        $   69.72       $    53.16     $   57.32    $  50.08     $   35.60

Market value, end of period ................    $  63.252        $  55.000       $   44.500     $  55.500    $ 56.500     $  32.000

Total investment return (a) ................        43.21%           24.28%          (18.65)%       (1.35)%     76.56       (17.34)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ....   $  103,444       $   92,399       $   70,431     $  75,908    $ 66,351     $  47,134
Ratio of expenses to average net assets,
        net of fee waivers, if any .........         1.56%            1.62%            1.58%         1.41%       1.97%         1.92%
Ratio of expenses to average net assets,
        excluding fee waivers, if any ......         1.73%            1.81%            1.76%         1.59%       2.00%        --
Ratio of expenses to average net assets,
        net of fee waivers but excluding
        fees paid indirectly, if any .......         --               --              --             --           --           --
Ratio of net investment income/(loss)
        to average net assets ..............         0.23%            0.75%            1.18%         0.43%       0.66%         1.07%
Portfolio turnover rate ....................        72.25%           35.94%           35.73%        15.47%      24.47%        39.07%

------------------------------------------------------------------------------------------------------------------------------------
     ss.  Per share amounts prior to May 6, 2002 have been restated to reflect a one-for-four reverse stock split.
     #    Based on average shares outstanding.
     *    Amount is less than $0.01 per share.
     (a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the
          Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
     (b)  Expenses are net of fees paid indirectly.
     (c)  Expenses exclude fees paid indirectly.
     (d)  Annualized.



================================================================================
                                 See accompanying notes to financial statements.
                                                                              11

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES
Progressive Return Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. As a result of a Special Meeting of Stockholders held on December 15, 2000, the Fund, formerly known as The Portugal Fund, Inc., changed its name and investment objective. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing substantially all of its assets in equity securities of U.S. and non-U.S. companies and U.S. dollar denominated debt securities. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities are valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2002, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the sellers agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors the daily mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to



================================================================================
12

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

relieve it from all or substantially all U.S. federal income and excise taxes. For U.S. federal income tax purposes, realized capital or foreign exchange losses incurred after October 31, 2001 within the prior fiscal year are deemed to arise on the first day of the current fiscal year. The Fund elected to defer such losses of $263,892. At December 31, 2001, the Fund had a capital loss carryforward of $11,780,944, of which $1,587,989 expires in 2008 and $10,192,955 expires in 2009. Differences between capital loss carryforwards on a book and tax basis primarily relate to timing of the recognition of losses for U.S. federal income tax purposes. There is no undistributable ordinary income on a tax basis.

DISTRIBUTIONS OF INCOME AND GAINS: Effective June 25, 2002, the Fund initiated a fixed, monthly distribution to shareholders. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains or a tax-free return of capital. Prior thereto, the Fund distributed at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.



NOTE B. AGREEMENTS
Cornerstone serves as the Fund's investment manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended, Cornerstone earned $175,390 for investment management services.

Included in the Statement of Operations, under the caption Fees paid indirectly, are expense offsets of $18,365 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $41,460 for the six months ended June 30, 2002 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.

At June 30, 2002, pursuant to regulatory filings, a single shareholder owned approximately 33% of the outstanding shares of the Fund based on a Schedule 13D/A filing with the Securities and Exchange Commission on July 9, 2002.


NOTE C. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at June 30, 2002 was $34,425,911. Accordingly, the net unrealized depreciation of investments of $5,949,973 was composed of gross appreciation of $1,104,245 for those investments having an excess of value over cost and gross depreciation of $7,054,218 for those investments having an excess of cost over value.

For the six months ended June 30, 2002, purchases and sales of securities, other than short-term investments, were $2,214,983 and $14,502,879, respectively.


================================================================================
                                                                              13

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


NOTE D. SHARE REPURCHASE PROGRAM
On October 21, 1998, the Fund announced that its Board of Directors had authorized the repurchase of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment.

Effective October 22, 1999, the Fund committed to engage in an enhanced and aggressive repurchase program of the Fund's shares whenever those shares trade at more than a nominal discount to net asset value. Shares will be repurchased in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek its investment objective. The repurchase program will be subject to review by the Board of Directors of the Fund.

For the six months ended June 30, 2002, the Fund repurchased 600 of its shares for a total cost of $16,875 at a weighted average discount of 9.61% from net asset value. The discount of the individual repurchases ranged from 7.98% - 12.77%. For the year ended December 31, 2001, the Fund repurchased 50,975 of its shares for a total cost of $1,947,040 at a weighted average discount of 15.67% from net asset value. The discount of the individual repurchases ranged from 8.62% - 20.86%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with shares repurchased held in treasury, effective January 1, 2001.


NOTE E. SECURITIES LENDING
To generate additional income, the Fund may lend up to 331/3% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at June 30, 2002 was $159,201 and $167,478, respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities.

During the six months ended June 30, 2002, the Fund earned $463 in securities lending income which is included under the caption Interest in the Statement of Operations.

NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT
Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at June 30, 2002.

                                       PRINCIPAL                       TOTAL
                                        AMOUNT                         MARKET
ISSUER                                  (000'S)        MATURITY         VALUE
------                                  -------        --------         -----

United States Treasury Bond
   (interest only) ....................  $1,185        02/15/26        $294,354
                                                                       ========


================================================================================
14

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE G. SUBSEQUENT EVENTS
Effective July 1, 2002, Cornerstone has voluntarily agreed to waive its management fees to the Fund to the extent that monthly operating expenses exceed 0.1% of net assets, calculated monthly.

On August 2, 2002, the Fund's Board of Directors approved the merger (the "Merger") of Corner-stone Strategic Value Fund, Inc. ("CLM") with and into the Fund. If the Merger receives shareholder approval, CLM will cease to exist, and the Fund will be the surviving legal corporation and each share of common stock of CLM will be converted into an equivalent dollar amount of full shares of common stock of the Fund based on the relative net asset values of the Fund and CLM. The Fund will not issue any fractional shares to CLM shareholders that do not participate in its dividend reinvestment plan. The Fund's transfer agent will aggregate the fractional shares, sell the resulting full shares on the New York Stock Exchange at the current market price for the shares and remit the cash proceeds to CLM's shareholders in proportion to their fractional shares. Consummation of the Merger is subject to a number of conditions, including shareholder approval and certain regulatory approvals. Upon consummation of the Merger, the Fund expects to change its name to "Progressive Total Return Fund, Inc."



================================================================================
                                                                              15

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

On April 18, 2002, the Annual Meeting of Stockholders of Progressive Return Fund, Inc. (the "Fund") was held and the following matters were voted upon:

     (1) To elect two Class II Directors until the year 2005 Annual Meeting.

NAME OF CLASS II DIRECTORS              FOR           AGAINST
--------------------------              ---           -------
Edwin Meese III                       3,924,941       105,495
Ralph W. Bradshaw                     3,925,816       104,620

     (2) To ratify the selection of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002.

                                   FOR            AGAINST             ABSTAIN
                                   ---            -------             -------
                                3,927,496         98,791                4,146

(3) To approve a one-for-four reverse stock split of the Fund's issued and outstanding shares of common stock and the amendment to the Articles of Incorporation.

                                   FOR            AGAINST             ABSTAIN
                                   ---            -------             -------
                                3,898,774         129,255              2,404









================================================================================
16

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at 59 Maiden Lane, New York, NY 10038. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.

Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.


Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.


In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing





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                                                                              17


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DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)(CONCLUDED)


small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.





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18


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SUMMARY OF GENERAL INFORMATION

The Fund - Progressive Return Fund, Inc. is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing substantially all of its assets in equity securities of U.S. and non-U.S. companies and U.S. dollar denominated debt securities. The Fund is managed by Cornerstone Advisors, Inc.

SHAREHOLDER INFORMATION

The Fund is listed on the New York Stock Exchange (symbol "PGF"). The share price is published in: The New York Times (daily) under the designation "ProgRetFd" and The Wall Street Journal (daily) and Barron's (each Monday) under the designation "PrgrssvRetFd." The net asset value per share is published under "Closed-End Funds" each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's under the designation "ProgessvFd."

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NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT
COMPANY ACT OF 1940, AS AMENDED, THAT PROGRESSIVE RETURN FUND, INC. MAY FROM
TIME TO TIME PURCHASE SHARES OF ITS CAPITAL STOCK IN THE OPEN MARKET.
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                                                                              19

PRIVACY POLICY NOTICE

The following is a description of Progressive Return Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.




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20


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DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw                  Chairman of the Board of
                                   Directors and President
Thomas H. Lenagh                   Director
Edwin Meese III                    Director
Scott B. Rogers                    Director
Andrew A. Strauss                  Director
Glenn W. Wilcox, Sr.               Director
Gary A. Bentz                      Vice President and Treasurer
Thomas R. Westle                   Secretary

INVESTMENT MANAGER                 STOCK TRANSFER AGENT
Cornerstone Advisors, Inc.              AND REGISTRAR
One West Pack Square               American Stock Transfer &
Suite 1650                              Trust Co.
Asheville, NC 28801                59 Maiden Lane
                                   New York, NY 10038
ADMINISTRATOR
Bear Stearns Funds                 INDEPENDENT ACCOUNTANTS
        Management Inc.            Tait, Weller & Baker
383 Madison Avenue                 8 Penn Center
New York, NY 10179                 Philadelphia, PA 19103

CUSTODIAN                          LEGAL COUNSEL
Custodial Trust Company            Spitzer & Feldman P.C.
101 Carnegie Center                405 Park Avenue
Princeton, NJ 08540                New York, NY 10022

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-2093.





                                      PGF
                                     LISTED
                                    NYSE(R)











This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


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                         Progressive Return Fund, Inc.


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